                                                                    EXHIBIT 99.5

                                   THREE ECW
                        PROPERTY CONTRIBUTION AGREEMENT


          THIS THREE ECW PROPERTY CONTRIBUTION AGREEMENT (this "AGREEMENT") is made and entered into as of this 12th day of November, 1998, by and among THREE EMBARCADERO CENTER WEST, a California limited partnership (the "PARTNERSHIP"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("PRUDENTIAL"), PIC REALTY CORPORATION, a Delaware corporation ("PIC"), PRUDENTIAL REALTY SECURITIES II, INC., a Delaware corporation ("PRS"), BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("INVESTOR"), BOSTON PROPERTIES, INC., a Delaware corporation ("PUBLIC COMPANY"), and BP EC WEST LLC, a Delaware limited liability company ("BPECW LLC").


                                R E C I T A L S
                                - - - - - - - -

          A. Pursuant to that certain Master Transaction Agreement dated as of September 28, 1998, by and among Investor, Public Company, Prudential, PIC, Fedmark Corporation ("FEDMARK"), Embarcadero Center Investors Partnership, Pacific Property Services, L.P. and those Persons listed on Exhibit A-1 attached thereto (the "MASTER TRANSACTION AGREEMENT"), the parties hereto have entered into a series of transactions whereby BPECW LLC has received an undivided 37.9167% tenancy-in-common interest in and to the Property (defined below) in liquidation of its interest in and to the Partnership. All initially capitalized terms used herein without definition shall have the respective meanings given such terms in the Master Transaction Agreement.

          B. The Partnership is currently governed by those certain Second Amended and Restated Articles of Limited Partnership of Three Embarcadero Center West dated as of January 9, 1989 (as amended, modified or supplemented, the "PARTNERSHIP AGREEMENT").

          C. The parties hereto desire to enter into this Agreement whereby the Partnership will transfer its entire undivided 62.0833% tenancy-in-common interest in and to the Property to BPECW LLC as a contribution to Investor, and Investor shall issue to the Partnership in consideration of such contribution Investor's Preferred Units (as defined below), all upon the terms and conditions of this Agreement below.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                              CERTAIN DEFINITIONS
                              -------------------

      1.1  Definitions.  In addition to the terms defined in the Master
           -----------
Transaction Agreement and in this Agreement below, the following terms shall have the meanings set forth below for the purposes of the transactions described in this Agreement:

           "ASSIGNED CONTRACTS" shall have the meaning given such term in
Section 10.1.2(d) hereof.
-----------------

           "ASSIGNMENT OF CONTRACTS" shall have the meaning given such term in
Section 10.1.2(d) hereof.
-----------------

           "ASSIGNMENT OF LEASES" shall have the meaning given such term in
Section 10.1.2(c) hereof.
-----------------

           "CLOSING" shall have the meaning given such term in Section 10.1.1
                                                               --------------
hereof.

           "COMMISSION" shall have the meaning given such term in Section 6.3.3
                                                                  -------------
hereof.

           "CONFIDENTIAL MATERIAL" shall have the meaning given such term in
Section 9.1.1 hereof.
-------------

           "CONTRACTS" shall have the meaning given such term in Section 5.3.6
                                                                 -------------
hereof.

           "CONTRIBUTION UNITS" shall have the meaning given such term in
Section 2.2 hereof.
-----------

           "CONTRIBUTION VALUE" shall have the meaning given such term in
Section 2.2 hereof.
-----------

           "DEED" shall have the meaning given such term in Section 10.1.2(a)
                                                            -----------------
hereof.

           "DOCUMENTS" shall have the meaning given such term in Section 4.1.1
                                                                 -------------
hereof.

           "ENCUMBRANCE DOCUMENTS" shall have the meaning given such term in
Section 5.3.9 hereof.
-------------

           "EXCLUDED LIABILITIES" shall have the meaning given such term in
Section 4.2.2(b) hereof.
----------------

           "HAZARDOUS MATERIAL" shall have the meaning given such term in
Section 4.2.3 hereof.
-------------

           "INVESTOR" shall have the meaning given such term in the Introductory Paragraph.

           "INVESTOR AGREEMENT" shall have the meaning given such term in
Section 10.1.2(m) hereof.
-----------------

          "INVESTOR COMMON UNITS" shall mean the Common Units as set forth in the Investor Agreement.

           "INVESTOR PREFERRED UNITS" shall mean the Series Three Preferred Units as set forth in the Investor Agreement.

           "INVESTOR-COVERED CLAIMS" shall have the meaning given such term in
Section 4.2.2(a) hereof.
----------------

           "INVESTOR/BPECW LLC KNOWLEDGE PARTIES" shall have the meaning given such term in Section 7.2 hereof.
             -----------

           "LEASES" shall have the meaning given such term in Section 10.1.2(c)
                                                              -----------------
hereof.

           "LIMITATION DATE" shall have the meaning given such term in Article 8
                                                                       ---------
hereof.

           "MASTER TRANSACTION AGREEMENT" shall have the meaning given such term in Recital A hereof.
   ---------

           "OTHER PROPERTY RIGHTS" shall have the meaning given such term in
Section 2.1(c) hereof.
--------------

           "PARTNER" shall mean any partner of the Partnership as of the effective time of this Agreement.

           "PARTNERSHIP" shall have the meaning given such term in the Introductory Paragraph.

           "PARTNERSHIP AGREEMENT" shall have the meaning given such term in Recital B hereof.
---------

           "PARTNERSHIP KNOWLEDGE PARTIES" shall have the meaning given such term in Section 5.2 hereof.
        -----------

           "PARTNERSHIP PARTIES" shall have the meaning given such term in
Section 4.2.1 hereof.
-------------

           "PARTNERSHIP WARRANTIES" shall have the meaning given such term in
Section 4.2.1 hereof.
-------------

           "PERSONAL PROPERTY" shall have the meaning given such term in Section
                                                                         -------
2.1(b) hereof.
------

           "PROPERTY" shall have the meaning given such term in Section 2.1
                                                                -----------
hereof.

           "PROPERTY DOCUMENTS" shall have the meaning given such term in
Section 10.1.2(h) hereof.
-----------------

           "PROVIDING PARTY" shall have the meaning given such term in Section
                                                                       -------
9.1.1 hereof.
-----

           "PRUDENTIAL" shall have the meaning given such term in the Introductory Paragraph.

           "PUBLIC COMPANY" shall have the meaning given such term in the Introductory Paragraph.

           "PUBLIC COMPANY KNOWLEDGE PARTIES" shall have the meaning given such term in Section 6.2 hereof.
        -----------

           "REAL PROPERTY" shall have the meaning given such term in Section
                                                                     -------
2.1(a) hereof.
------

           "RECEIVING PARTY" shall have the meaning given such term in Section
                                                                       -------
9.1.1 hereof.
-----

           "REGISTRATION RIGHTS AGREEMENT" shall have the meaning given such term in Section 10.1.2(n) hereof.
        -----------------

           "REPRESENTATIVES" shall have the meaning given such term in Section
                                                                       -------
9.1.1 hereof.
-----

           "SEC DOCUMENTS" shall have the meaning given such term in Section
                                                                     -------
6.3.3 hereof.
-----

          "SECURITIES" shall mean, as applicable, the Shares, the Investor Common Units and the Investor Preferred Units that may be issued pursuant to the Investor Agreement.

           "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

           "SHARES" shall mean the shares of the Public Company's common stock, $0.01 par value per share.

          "TAX REPORTING AGREEMENT" shall have the meaning given such term in
Section 10(p) attached hereto.
-------------

          "TAX RETURN" shall mean any return, report or other document or information required to be supplied to a taxing authority in connection with Taxes.

          "TAXES" shall mean all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, excise, property, sales, withholding, social security, occupation, use, service, license, payroll, franchise, transfer, recording taxes, fees and charges, imposed by the United States, or any state, local or foreign government or subdivision or agency thereof, whether computed on a separate, consolidated, unitary, combined or any other basis; and such terms shall include any interest, fines, penalties or additional amounts attributable to or imposed on or with respect to any such taxes, charges, fees, levies or other assessments.

          "THREE ECW BUILDING MAXIMUM LIABILITY AMOUNT" shall mean an amount equal to (i) 62.0833%, multiplied by (ii) the product of (x) five percent (5%),
                       ---------- --
multiplied by (y) the NMV of the Property.

           "TRANSFEREE PARTIES" shall have the meaning given such term in
Section 4.2.2(a) hereof.
----------------

                                   ARTICLE 2

                                 CONTRIBUTION
                                 ------------

      2.1  Contribution.  Subject to the terms and conditions set forth in this
           ------------
Agreement, the Partnership is hereby concurrently transferring to BPECW LLC (an entity which is wholly owned by Investor), as a contribution to Investor, and BPECW LLC is accepting, in exchange for the Contribution Units (defined below), the Partnership's entire undivided 62.0833% tenancy-in-common right, title and interest in and to the following (collectively, the "PROPERTY"):

           (a) Real Property.  That certain real estate located at 275 Battery
               -------------
     Street, City of San Francisco, County of San Francisco, State of California, legally described on Exhibit A attached hereto and incorporated
                                      ---------
     herein by this reference, together with all buildings, improvements and fixtures located thereon and all rights, privileges and appurtenances pertaining thereto, including all of the Partnership's right, title and interest in and to all rights-of-way, open or proposed streets, alleys, easements, strips or gores of land adjacent thereto (herein collectively called the "REAL PROPERTY"); and

           (b) Personal Property.  All tangible and intangible personal property
               -----------------
     of the Partnership (excluding any computer or computer equipment and software owned by the Partnership or PPS), located on the Real Property, and used in the ownership, operation and maintenance of the Real Property, and all books, records and files (excluding appraisals, budgets, the Partnership's strategic plans for the Property, marketing information, submissions relating to the Partnership's obtaining of corporate authorization, or other information in the possession or control of the Partnership or PPS which is privileged (provided that inadvertent disclosure shall not constitute a waiver of any privilege), relating to the Real Property, and all accounts receivable, accounts payable, cash, deposit accounts and money held by the Partnership as of the Closing Date (herein collectively called the "PERSONAL PROPERTY"); and

          (c) Other Property Rights.  (i) The Partnership's interest as
              ---------------------
     "landlord" in all Leases; and (ii) if and to the extent assignable by the Partnership, (A) all service, supply, maintenance and utility agreements, all equipment leases and all other agreements relating to the Property that are described on Exhibit B attached hereto and incorporated herein by this
                      ---------
     reference, (B) all licenses, permits and other written authorizations necessary for the use, operation or ownership of the Real Property or Personal Property and in the Partnership's possession or control, (C) the Partnership's interest, if any, in and to the name "Embarcadero Center West" or any similar name of the Building, and (D) all other assets and liabilities of the Partnership (other than any liabilities that are Excluded Liabilities as defined in Section 4.2.2(b)) immediately prior to
                                        ----------------
     the Closing, it being acknowledged and agreed that the sole assets and liabilities of the Partnership immediately after the Closing shall be the name of the Partnership, "Three Embarcadero Center West", the Contribution Units received pursuant to this Agreement, and those liabilities of the Partnership expressly provided for in this Agreement (the rights of the Partnership described in clauses (i) and (ii) hereinabove being herein
                              -----------     ----
     collectively called the "OTHER PROPERTY RIGHTS"); provided, however, that the Partnership covenants to, at the request of BPECW LLC, change its name promptly after the Closing Date to eliminate the word "Embarcadero" from its name.

     2.2 Payment of Units.  In consideration of the contribution of the
         ----------------
Property to BPECW LLC, Investor is hereby concurrently delivering to the Partnership an aggregate number of Investor Preferred Units (the "CONTRIBUTION UNITS") equal to (x) the Contribution Value (defined immediately below), divided
                                                                         -------
by (y) $50.  As used herein, the term "CONTRIBUTION VALUE" shall mean an amount
--
equal to $9,600,037 (which amount equals (A) the Partnership's undivided tenancy-in-common percentage interest in the Property immediately prior to the Closing, multiplied by (B) the NEV of the Property, and which amount may be
         ---------- --
adjusted after the date hereof and after the Closing Date to an amount equal such undivided tenancy-in-common percentage interest of the Partnership in the Property immediately prior to the Closing Date multiplied by the Adjusted NEV of the Property pursuant to and in accordance with the terms and provisions of
Section 10.1.7 hereof and Exhibit V of the Master Transaction Agreement).
--------------

                                   ARTICLE 3

                                 TITLE MATTERS
                                 -------------

     3.1 Title to Real Property.  The Partnership shall contribute, and BPECW
         ----------------------
LLC shall accept, title to the Real Property, subject only to: (a) such matters as are visible or apparent on that certain Preliminary ALTA/ACSM Survey of Three Embarcadero Center West - Portion of Assessors Block 238, San Francisco, California, prepared by KCA Engineers, Inc., 318 Brannan Street, San Francisco, California 94107, dated August, 1998 (2 pages), (b) those exceptions to title for the Property as are listed on Exhibit C attached hereto, (c) any and all
                                  ---------
matters created by or on behalf of BPECW LLC, Investor or any of their Affiliates (including, without limitation, any mechanics' liens or other claims relating to any of its due diligence inspections or investigations of the Property performed by or on behalf of BPECW LLC, Investor or any of their Affiliates in connection with the transactions described herein and in the Master Transaction Agreement), and (d) all matters disclosed to or discovered by BPECW LLC, Investor or any of their Affiliates (whether in connection with their respective due diligence investigations and inspections or otherwise) prior to the date hereof.

                                   ARTICLE 4

                    DUE DILIGENCE/CONDITION OF THE PROPERTY
                    ---------------------------------------

     4.1 Inspections and Due Diligence.
         -----------------------------

         4.1.1 Due Diligence Approval.  BPECW LLC, Investor and Public Company
               ----------------------
(Investor's sole general partner) each hereby acknowledges and agrees that, as of the date of the execution of this Agreement, it has been given the full opportunity to review, inspect and investigate all of the files known or made available to such Person maintained by PPS on behalf of the Partnership relating to the Property that it deems necessary to review (the "DOCUMENTS"), and has had an opportunity to conduct a thorough review, investigation, and inspection of the physical (including, without limitation, the seismic load bearing capabilities), environmental, economic, and legal conditions of the Property, the laws, regulations, covenants, conditions, and restrictions affecting or governing the use or operation of the Property, the rentable square footage of the Property, and all other matters which a prudent transferee of commercial real property should review, inspect or investigate in the course of a due diligence review, and BPECW LLC, Investor and Public Company has each approved the condition of the Property and the results of such review, inspection and investigation.

         4.1.2 Indemnity.  BPECW LLC, Investor and Public Company shall each
               ---------
indemnify, protect, defend, and hold harmless the Partnership and the Prudential Partners from and against any and all claims, demands, causes of action, losses, damages and liabilities, including, without limitation, personal injuries and property damage, and shall immediately discharge any liens and encumbrances, arising out of acts or omissions of BPECW LLC, Investor,

Public Company or any of their agents, contractors, or representatives, committed on or about the Property in the course of any such Person's due diligence reviews, inspections and investigations, including, without limitation, claims, demands, causes of action, losses, damages and liabilities on the part of the tenants and lessees alleging breach of a Lease as a result of any such Person's acts or omissions.

          4.1.3  Survivability.  The terms and provisions of this Section 4.1
                 -------------                                    -----------
shall survive the Closing.

     4.2  Property Contributed "As Is".
          ----------------------------

          4.2.1  "As Is, Where Is, With All Faults".  BPECW LLC, INVESTOR AND
                 ----------------------------------
PUBLIC COMPANY EACH ACKNOWLEDGES AND AGREES THAT : (i) EXCEPT FOR THE EXCLUDED LIABILITIES, THE PROPERTY SHALL BE TRANSFERRED TO BPECW LLC, AND BPECW LLC SHALL ACCEPT THE PROPERTY ON THE DATE HEREOF, "AS IS, WHERE IS, WITH ALL FAULTS"; (ii) EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP SET FORTH IN ARTICLES 5 AND 6, RESPECTIVELY TOGETHER WITH THE REPRESENTATIONS OF THE
----------     -
PARTNERSHIP IN ANY CLOSING DOCUMENT IT DELIVERS PURSUANT TO SECTION 10.1.2
                                                            --------------
(HEREIN COLLECTIVELY CALLED THE "PARTNERSHIP WARRANTIES"), NONE OF THE PARTNERSHIP, ITS PARTNERS, THEIR RESPECTIVE SALES AGENTS, NOR ANY PARTNER, OFFICER, DIRECTOR, EMPLOYEE, AGENT OR ATTORNEY OF THE PARTNERSHIP OR ITS PARTNERS, THEIR COUNSEL, BROKERS, OR SALES AGENTS, NOR ANY OTHER PERSON RELATED IN ANY WAY TO ANY OF THE FOREGOING (ALL OF WHICH PERSONS ARE HEREIN COLLECTIVELY CALLED THE "PARTNERSHIP PARTIES") HAVE OR SHALL BE DEEMED TO HAVE MADE ANY VERBAL OR WRITTEN REPRESENTATIONS, WARRANTIES, PROMISES OR GUARANTEES (WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE) TO BPECW LLC, INVESTOR OR PUBLIC COMPANY WITH RESPECT TO THE PROPERTY, ANY MATTER SET FORTH, CONTAINED OR ADDRESSED IN ANY DOCUMENTS REVIEWED BY BPECW LLC, INVESTOR OR PUBLIC COMPANY (INCLUDING, BUT NOT LIMITED TO, THE ACCURACY AND COMPLETENESS THEREOF) OR THE RESULTS OF BPECW LLC'S, INVESTOR'S AND PUBLIC COMPANY'S DUE DILIGENCE INVESTIGATIONS; AND (iii) BPECW LLC, INVESTOR AND PUBLIC COMPANY EACH HAS CONFIRMED INDEPENDENTLY ALL INFORMATION THAT IT CONSIDERS MATERIAL TO ITS ACQUISITION OF THE PROPERTY AND THE TRANSACTIONS CONTEMPLATED HEREBY. BPECW LLC, INVESTOR AND PUBLIC COMPANY EACH HEREBY SPECIFICALLY ACKNOWLEDGES THAT, EXCEPT FOR THE PARTNERSHIP WARRANTIES, IT IS NOT RELYING AND SHALL NOT RELY ON
                                             ---                   ---
(AND EACH OF THE PARTNERSHIP PARTIES DOES HEREBY DISCLAIM AND RENOUNCE) ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE WHATSOEVER, WHETHER ORAL OR WRITTEN, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, FROM ANY OF THE PARTNERSHIP PARTIES, AS TO: (1) THE OPERATION OF THE

PROPERTY OR THE INCOME POTENTIAL, USES, OR MERCHANTABILITY OR FITNESS OF ANY PORTION OF THE PROPERTY FOR A PARTICULAR PURPOSE; (2) THE PHYSICAL CONDITION OR SAFETY OF THE PROPERTY OR ANY IMPROVEMENTS THEREON; (3) THE PRESENCE OR ABSENCE, LOCATION OR SCOPE OF ANY HAZARDOUS MATERIALS IN, AT, OR UNDER THE PROPERTY; (4) THE ACCURACY OF ANY STATEMENTS, CALCULATIONS OR CONDITIONS STATED OR SET FORTH IN THE PARTNERSHIP'S OR PPS's BOOKS AND RECORDS CONCERNING THE PROPERTY OR SET FORTH IN ANY OF THE PARTNERSHIP PARTIES' OFFERING MATERIALS WITH RESPECT TO THE PROPERTY PRIOR TO THE DATE HEREOF; (5) THE DIMENSIONS OF THE PROPERTY OR THE ACCURACY OF ANY FLOOR PLANS, SQUARE FOOTAGE, LEASE ABSTRACTS, SKETCHES, REVENUE OR EXPENSE PROJECTIONS RELATED TO THE PROPERTY; (6) THE OPERATING PERFORMANCE, THE INCOME AND EXPENSES OF THE PROPERTY OR THE ECONOMIC STATUS OF THE PROPERTY;
(7) THE ABILITY OF BPECW LLC, INVESTOR AND PUBLIC COMPANY TO OBTAIN ANY AND ALL NECESSARY GOVERNMENTAL APPROVALS OR PERMITS FOR THE INTENDED USE AND DEVELOPMENT OF THE PROPERTY; AND (8) THE LEASING STATUS OF THE PROPERTY OR THE INTENTIONS OF ANY PERSONS WITH RESPECT TO THE NEGOTIATION AND/OR EXECUTION OF ANY LEASE FOR ANY PORTION OF THE PROPERTY. BPECW LLC, INVESTOR AND PUBLIC COMPANY EACH FURTHER ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE PARTNERSHIP WARRANTIES, THE PARTNERSHIP PARTIES ARE UNDER NO DUTY TO MAKE ANY AFFIRMATIVE DISCLOSURES OR INQUIRY REGARDING ANY MATTER WHICH MAY BE KNOWN TO ANY OF THE PARTNERSHIP PARTIES.

           4.2.2  Releases and Indemnities.  BPECW LLC'S, INVESTOR'S AND PUBLIC
                  ------------------------
COMPANY'S RELEASE AND INDEMNITY:

                 (a) FROM AND AFTER THE DATE HEREOF, BPECW LLC SHALL ASSUME ALL RISKS WITH RESPECT TO THE PROPERTY, KNOWN AND UNKNOWN, SUSPECTED AND UNSUSPECTED, EXCEPTING ONLY THE EXCLUDED LIABILITIES (AS DEFINED IN
          SECTION 4.2.2(b) BELOW). EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN
          ----------------
          SECTION 4.2.2(b) BELOW WITH RESPECT TO EXCLUDED LIABILITIES AND
          ----------------
          SECTION 4.2.2(c) BELOW WITH RESPECT TO THE PARTNERSHIP WARRANTIES,
          ----------------
          UPON THE CLOSING, BPECW LLC, INVESTOR, PUBLIC COMPANY AND THEIR AGENTS, EMPLOYEES, AFFILIATES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, "TRANSFEREE PARTIES"), SHALL BE SOLELY LIABLE FOR, AND SHALL INDEMNIFY, DEFEND, PROTECT AND HOLD HARMLESS THE PARTNERSHIP PARTIES FROM ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, LOSSES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) AT LAW OR IN EQUITY, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, RELATING TO BODILY

          INJURY, DEATH, PROPERTY DAMAGE, ECONOMIC LOSS, OR OTHER DAMAGES SUFFERED BY ANY OF THE PARTNERSHIP PARTIES ARISING OUT OF OR RELATING TO THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE PHYSICAL, ENVIRONMENTAL, ECONOMIC, LEGAL OR OTHER CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, ANY SUCH CLAIMS OR LIABILITIES RELATING TO THE PRESENCE, DISCOVERY OR REMOVAL OF ANY HAZARDOUS MATERIALS IN, AT, ABOUT OR UNDER THE PROPERTY, OR FOR, CONNECTED WITH OR ARISING OUT OF ANY AND ALL CLAIMS OR CAUSES OF ACTION BASED UPON CERCLA (COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION, AND LIABILITY ACT OF 1980, 42 U.S.C. (S)(S)9601 ET SEQ., AS AMENDED BY SARA [SUPERFUND AMENDMENT AND REAUTHORIZATION ACT OF 1986] AND AS MAY BE FURTHER AMENDED FROM TIME TO TIME), THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976, 42 U.S.C. (S)(S)6901 ET SEQ., OR ANY RELATED CLAIMS OR CAUSES OF ACTION OR ANY OTHER FEDERAL OR STATE BASED STATUTORY OR REGULATORY CAUSES OF ACTION FOR ENVIRONMENTAL CONTAMINATION AT, IN OR UNDER THE PROPERTY (HEREINAFTER "INVESTOR-COVERED CLAIMS").

               (b) NOTWITHSTANDING THE FOREGOING, THE TERM "INVESTOR-COVERED CLAIMS" SHALL EXCLUDE, AND NONE OF BPECW LLC, INVESTOR OR THE PUBLIC COMPANY SHALL ASSUME, THE FOLLOWING (COLLECTIVELY, "EXCLUDED LIABILITIES"): (x) ANY AND ALL LIABILITIES AND OBLIGATIONS OF THE PARTNERSHIP TO THE EXTENT THAT SUCH LIABILITIES AND OBLIGATIONS DO NOT ARISE FROM OR RELATE TO THE USE, OWNERSHIP OR OPERATION OF THE PROPERTY, AND (y) ANY AND ALL OBLIGATIONS AND LIABILITIES ARISING FROM OR IN CONNECTION WITH THE USE, OWNERSHIP OR OPERATION OF THE PROPERTY ACCRUING PRIOR TO THE DATE HEREOF OTHER THAN (i) OBLIGATIONS AND LIABILITIES ASSUMED IN WRITING BY BPECW LLC IN CONNECTION WITH THE LEASES AND/OR CONTRACTS AND ALL OTHER OBLIGATIONS AND LIABILITIES THAT BPECW LLC EXPRESSLY ASSUMES IN WRITING AT OR PRIOR TO THE CLOSING,
          (ii) OBLIGATIONS AND LIABILITIES FOR WHICH BPECW LLC OR INVESTOR HAS RECEIVED A PRORATION CREDIT PURSUANT TO EXHIBIT V OF THE MASTER TRANSACTION AGREEMENT, AND (iii) OBLIGATIONS AND LIABILITIES RELATING IN ANY WAY TO THE PHYSICAL OR ENVIRONMENTAL CONDITION OF THE PROPERTY OTHER THAN ANY CLAIMS MADE BY, OR CAUSES OF ACTION BROUGHT BY, ANY THIRD PARTY UNRELATED TO BPECW LLC, INVESTOR OR ANY OF THEIR AFFILIATES WHERE THE INJURY OR

          DAMAGE GIVING RISE TO SUCH CLAIM OR CAUSE OF ACTION AROSE OR OCCURRED DURING THE PERIOD PRIOR TO THE DATE HEREOF.

               (c) TRANSFEREE PARTIES EACH HEREBY GENERALLY AND FULLY RELEASE THE PARTNERSHIP PARTIES FROM ANY AND ALL STATEMENTS OR OPINIONS HERETOFORE MADE, OR INFORMATION FURNISHED IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, BY THE PARTNERSHIP PARTIES TO ANY OF THE TRANSFEREE PARTIES, EXCEPT FOR THE PARTNERSHIP WARRANTIES; AND FROM ANY AND ALL INVESTOR-COVERED CLAIMS, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED.

               WITH RESPECT TO THE RELEASES AND WAIVERS CONTAINED IN THIS SUBSECTION 4.2.2(c), THE TRANSFEREE PARTIES EXPRESSLY WAIVE THE
          -------------------
          BENEFITS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS:

               "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

               BPECW LLC, INVESTOR AND PUBLIC COMPANY HAS EACH BEEN ADVISED BY ITS LEGAL COUNSEL AND UNDERSTANDS THE SIGNIFICANCE OF THIS WAIVER OF
          SECTION 1542 RELATING TO UNKNOWN, UNSUSPECTED AND CONCEALED CLAIMS. BY ITS INITIALS BELOW, EACH OF BPECW LLC, INVESTOR AND PUBLIC COMPANY ACKNOWLEDGES THAT IT FULLY UNDERSTANDS, APPRECIATES, AND ACCEPTS ALL OF THE TERMS OF THIS SUBSECTION 4.2.2(c).
                               -------------------

                                         _________________________
                                         BPECW LLC's Initials

                                         _________________________
                                         Investor's Initials

                                         _________________________
                                         Public Company's Initials

                 (d) NOTWITHSTANDING THE FOREGOING, THE PARTNERSHIP SHALL BE SOLELY LIABLE FOR, AND SHALL INDEMNIFY, DEFEND (AND CONTROL THE RESOLUTION OF), PROTECT AND HOLD HARMLESS TRANSFEREE PARTIES FROM ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, LOSSES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) AT LAW OR IN EQUITY, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, RELATING TO BODILY INJURY, DEATH, PROPERTY DAMAGE, ECONOMIC LOSS, OR OTHER DAMAGES SUFFERED BY ANY TRANSFEREE PARTIES ARISING OUT OF OR RELATING TO THE EXCLUDED LIABILITIES.

          4.2.3  Definition of Hazardous Materials.  For purposes of this
                 ---------------------------------
Agreement, the term "HAZARDOUS MATERIAL" shall mean any substance, chemical, waste or material that is or becomes regulated by any federal, state or local governmental authority because of its toxicity, infectiousness, radioactivity, explosiveness, ignitability, corrosiveness or reactivity, including, without limitation, asbestos or any substance containing more than 0.1 percent asbestos, the group of compounds known as polychlorinated biphenyls, flammable explosives, oil, petroleum or any refined petroleum product.

          4.2.4  Provisions Material. BPECW LLC, Investor and Public Company
                 -------------------
each acknowledges and agrees that the provisions of this Article 4 were a
                                                         ---------
material factor in the transfer of the Property to BPECW LLC as a contribution to Investor and the acceptance of the Contribution Value by the Partnership and, while the Partnership has made the Documents available to BPECW LLC, Investor and Public Company and cooperated with BPECW LLC, Investor and Public Company in their due diligence investigations and inspections, the Partnership is unwilling to contribute the Property to BPECW LLC unless the Partnership Parties are expressly released as set forth in Subsection 4.2.2(b).
                                   -------------------

          4.2.5  Survivability. Notwithstanding anything to the contrary herein,
                 -------------
the provisions of this Section 4.2 shall survive the Closing and shall not be
                       -----------
merged in the transfer of the Property as a contribution to Investor.

                                   ARTICLE 5

               REPRESENTATIONS AND WARRANTIES AS TO THE PROPERTY
               -------------------------------------------------

     5.1  General Statement.  The Partnership and its Partners make the
          -----------------
representations and warranties with respect to the Partnership and the Property to BPECW LLC, Investor and Public Company which are set forth in this Article 5.
                                                                      ---------
All representations and warranties set forth in Section 5.3 below shall, subject
                                                -----------
 to the limitations of Section 11.1, survive the Closing (and none shall merge
                       ------------
into any instrument of conveyance) for the period of time set forth in Article 8
                                                                       ---------
and all representations and warranties set forth in Sections 5.5 and 5.6 hereof
                                                    ------------     ---
shall, subject to the
limitations of Section 11.1, survive the Closing (and none shall merge into any
               ------------
instrument of conveyance) for the period of any relevant statute of limitations therefor. All representations and warranties of the Partnership are made as of the date of this Agreement.

     5.2  Attribution.  For purposes of this Agreement, the words "knowledge of
          -----------
the Partnership" or "Partnership's knowledge" shall mean the actual and not constructive knowledge of John Triece, Richard E. Salomon, Thomas Hendrian and John Syage (collectively, the "PARTNERSHIP KNOWLEDGE PARTIES"). The Partnership Knowledge Parties shall have no liability hereunder of any kind. Any fact, matter or other statement shall not be deemed to be within the knowledge of the Partnership or Partnership's knowledge unless the Partnership Knowledge Parties have actual knowledge of such fact, matter or other statement. Notwithstanding the foregoing, the representations and warranties made by the Partnership under Sections 5.5 and 5.6 below are intended to be absolute in nature and are not
------------     ---
limited by the knowledge or attribution limitations of this Section 5.2.
                                                            -----------

     5.3  Representations and Warranties Re: Property.  The Partnership and its
          -------------------------------------------
Partners hereby represent and warrant to BPECW LLC, Investor and Public Company, except as set forth on any Exhibit attached hereto and referred to below, that:
                           -------

          5.3.1 The execution and delivery of this Agreement and the other documents to be executed by the Partnership or any Partner in connection herewith, and the consummation of the transactions described in this Agreement and such documents do not require, to the knowledge of the Partnership, the consent or approval of any governmental authority, nor to the Partnership's knowledge does the execution and delivery of this Agreement and the other documents to be executed by the Partnership or any Partner in connection herewith violate, in any way material to the transactions described herein, any contract or agreement to which the Partnership or any Partner is a party or (to the knowledge of the Partnership) any governmental or judicial order, judgment, decree, statute, law, rule or regulation applicable to the Partnership, any Partner or the Property, and this Agreement and all documents to be executed by the Partnership or any Partner in connection with the transactions described herein constitute the legal, valid and binding obligations of the Partnership and each such Partner.

          To the Partnership's knowledge, the Partnership and the Partners are not a party to, or bound by, any unexpired, undischarged or unsatisfied contract, agreement, indenture, mortgage (other than with respect to the Existing Mortgage Loans, ECW Swap Notes made by Three ECW and Three ECW I/P Loans), debenture, note or other instrument under the terms of which performance by the Partnership or any such Partner in accordance with the terms and provisions of this Agreement will be a default or an event of acceleration, or grounds for termination, and whereby such default, acceleration or termination would reasonably be expected to have a material adverse effect on the timely performance by the Partnership or any such Partner of its obligations under this Agreement and the other documents to be executed by the Partnership or such Partner in connection herewith, nor does the execution of this Agreement or the other documents to be executed by the Partnership or any such Partner in connection herewith, or the consummation of the transactions contemplated hereby and thereby, violate the partnership agreement of the Partnership or constitute a breach thereunder.

          5.3.2  The Partnership has no employees.

          5.3.3  To the Partnership's knowledge, except as listed on Exhibit D,
                                                                     ---------
     the Partnership has not received any written notice of pending or threatened litigation, judgment, arbitration, investigation or proceeding against the Property that, if determined adversely, would reasonably be expected to have a material adverse effect on the operation, use or value of the Property or on BPECW LLC's or Investor's ability to obtain any financing necessary to close the transactions contemplated by this Agreement, nor has the Partnership received any explicit oral notice of any such threatened litigation, judgment, arbitration, investigation or proceeding.

          5.3.4  To the Partnership's knowledge, except as listed on Exhibit D,
                                                                     ---------
     there are no Claims or liabilities affecting the Property that have not been previously disclosed in writing to BPECW LLC, Investor, Public Company or any of their Affiliates which would be binding upon BPECW LLC or Investor after Closing and have a material adverse effect on the operation, use or value of the Property or on BPECW LLC's or Investor's ability to obtain any financing necessary to close the transactions contemplated by this Agreement.

          5.3.5  To the Partnership's knowledge, except as listed on Exhibit D,
                                                                     ---------
     the Partnership has not received any written notice from any governmental authority of any special assessment, pending condemnation, and to the Partnership's knowledge, the Property is not in violation and the Partnership has not received notice of violation of any zoning, building, fire, or health code, statute, ordinance, rule or regulation applicable to the Property that would reasonably be expected to have a material adverse effect on the operation, use or value of the Property or on BPECW LLC's or Investor's ability to obtain any financing necessary to close the transactions contemplated by this Agreement.

          5.3.6 To the Partnership's knowledge, the Partnership has not entered into any written equipment leases, service contracts or other such contracts or agreements affecting the Property which will remain in effect after the Closing Date and which will be binding upon BPECW LLC after the Closing Date and which are not terminable or cancelable upon thirty (30) days notice (collectively, "CONTRACTS") other than those listed on Exhibit
                                                                        -------
     B attached hereto.
     -

          5.3.7 To the Partnership's knowledge, the only Leases which will encumber the Property after the Closing are listed on Exhibit E attached
                                                           ---------
     hereto.

          5.3.8 To the Partnership's knowledge, there are no agreements affecting the Property with third parties for the provision of leasing brokerage services or under which leasing commissions would become due from and after the Closing, except as set forth on Exhibit D attached hereto.
                                                   ---------

          5.3.9 To the Partnership's knowledge, the Partnership is not in default and has not received any written notice of any defaults under the terms of any of the Contracts, Leases or Encumbrance Documents that would have a material adverse effect on the use, operation or value of the Property after the Closing or on BPECW LLC's or Investor's ability to obtain any financing necessary to close the transactions contemplated by this Agreement, except as set forth on Exhibit D. As used herein, the term
                                            ---------
     "ENCUMBRANCE DOCUMENTS" shall mean, collectively, all mortgages, deeds of trust, easements and other material agreements appurtenant to or burdening the Property.

          5.3.10 To the Partnership's knowledge, no rent or other amounts (other than security deposits) have been prepaid under any of the Leases, Contracts or Encumbrance Documents more than thirty (30) days in advance of the due dates thereof, except as set forth on Exhibit D or, in the case of
                                                   ---------
     Contracts, the proration schedule attached to Exhibit V of the Master Transaction Agreement (which will be provided on the date required by said
     Exhibit V).

     5.4  Qualifications to Representations and Warranties.  To the extent that
          ------------------------------------------------
any of the representations or warranties of the Partnership and its Partners under Section 5.3 are known to BPECW LLC, Investor, Public Company or any of
      -----------
their Affiliates to be inaccurate on the Closing Date and such Persons nevertheless close the transactions contemplated by this Agreement, such representation(s) and warranty(ies) shall be deemed modified to the extent of such known inaccuracy and the Partnership shall not be deemed in breach of the representation or warranty. Notwithstanding anything to the contrary stated or implied herein and in furtherance of the foregoing provisions of this Section
                                                                      -------
5.4, the Partnership shall have no liability for or with respect to any
---
representation or warranty (or breach thereof) from and after the Closing if, prior to the Closing, BPECW LLC, Investor, Public Company or any of their Affiliates discovers or learns of information (from whatever source, including, without limitation, the Partnership, its partners or any of their employees), or any reports, instruments or other documentation which were reviewed by or made available for review by BPECW LLC, Investor, Public Company or any of their Affiliates in connection with the transactions contemplated hereby and/or by the Master Transaction Agreement (including, without limitation, any reports, surveys, and other due diligence documentation procured independently by BPECW LLC, Investor, Public Company or any of their Affiliates in connection with the transactions contemplated hereby) contain information that contradicts such representation and warranty, or renders such representation and warranty untrue or incorrect.

     5.5  Due Formation, Etc.  The Partnership is a limited partnership duly
          -------------------
formed and existing under the laws of the State of California and is not insolvent, and has all necessary power and authority to execute and deliver this Agreement and all documents executed by it in connection herewith and to perform all its obligations hereunder and thereunder. This Agreement has been duly authorized by all requisite partnership action on the part of the Partnership. The Partnership is not a Person other than a United States Person within the meaning of the Code and the transactions contemplated herein are not subject to the withholding provisions of section 3406 or subchapter A of Chapter 3 of the Code. The Partnership conducts business in accordance with all statutes, laws, rules and regulations applicable to it, and does not violate or fail to comply with, any statutes, laws, rules or regulations applicable to it that would have a material adverse effect on the business or operations of the Partnership or the Property or on the Investor's ability to obtain any financing necessary to close the transactions contemplated hereby or by the Master Transaction Agreement.

     5.6  Securities Laws.  Subject to the provisions of this Agreement, each of
          ---------------
the Partnership and each Partner hereby represents and warrants that it is acquiring the Investor Preferred Units for its own account and not with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act. The Partnership and each Partner understand that the Investor Preferred Units and Investor Common Units that may be upon conversion of Investor Preferred Units (and, subject to the Registration Rights Agreement, the Shares that may be issued in lieu of redemption Investor Common Units) will not be registered under the Securities Act or any state securities laws, will be offered and sold pursuant to exemptions therefrom and cannot be resold without registration thereunder or exemption therefrom. Each of the Partnership and each Partner represents that it has sufficient knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of investment in the Investor Preferred Units and Investor Common Units that may be issued upon conversion of Investor Preferred Units (and the Shares that may be issued in lieu of redemption of Investor Common Units). The Partnership and each Partner have the ability to bear the economic risk of acquiring the Investor Preferred Units and have been supplied with, or had access to, information to which a reasonable investor would attach significance in making investment decisions, including, but not limited to, all information as they have requested, to answer all of their inquiries about Public Company, and to enable them to make their decision to acquire the Investor Preferred Units and the Investor Common Units that may be issued upon conversion of Investor Preferred Units (and the Shares that may be issued in lieu of redemption of Investor Common Units). The Securities shall, if represented by certificates, contain a prominent legend with respect to the foregoing restrictions. Each of the Partnership and each Partner further represents and warrants that it is an "accredited investor" as such term is defined in Rule 501 under the Securities Act.

                                   ARTICLE 6

               REPRESENTATIONS AND WARRANTIES OF PUBLIC COMPANY
               ------------------------------------------------

      6.1 General Statement.  Public Company hereby makes the representations
          -----------------
and warranties to the Partnership and Prudential Partners which are set forth in this Article 6. All representations and warranties set forth in Section 6.4
     ---------                                                   -----------
shall survive the Closing (and none shall merge into any instrument of conveyance) for the period of any relevant statute of limitations therefor. Representations and warranties of Public Company are made as of the date of this Agreement.

      6.2 Attribution.  For purposes of the representations and warranties of
          -----------
Public Company set forth in this Article 6 only, the words "knowledge of Public
                                 ---------
Company" or "Public Company's knowledge" shall mean the actual and not constructive knowledge of Mortimer Zuckerman, Edward Linde and Thomas O'Connor (collectively, the "PUBLIC COMPANY KNOWLEDGE PARTIES"). The Public Company Knowledge Parties shall have no liability hereunder of any kind. Any fact, matter or other statement shall not be deemed to be within the knowledge of Public Company or Public Company's knowledge unless the Public Company Knowledge Parties, or any of them, have actual knowledge of such fact, matter or other statement. Notwithstanding the foregoing, the representations and warranties made by Public Company under Section 6.4 below are intended to be absolute in
                             -----------
nature and are not limited by the knowledge or attribution limitations of this
Section 6.2.
-----------

      6.3 Representations and Warranties Re: Public Company Business and
          --------------------------------------------------------------
Operations. Public Company hereby represents and warrants as follows:
----------

          6.3.1 Public Company is organized and, to Public Company's knowledge, has conducted its business in accordance with applicable laws, to the extent applicable, the failure or the violation of which would reasonably be expected to have a material adverse effect on the results of operations of the Public Company.

          6.3.2 There are no actions, suits or proceedings pending and, to Public Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others, which would reasonably be expected to either (i) question the validity of this Agreement or the consummation of the transactions contemplated hereby, the issuance of the Shares that may be issued in lieu of redemption of Investor Common Units that may be issued upon conversion of Investor Preferred Units, any other agreements contemplated hereby or any actions taken pursuant to any of the foregoing or (ii) result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of Public Company. As of the date hereof, there is no action or suit against Public Company pending or threatened by any Person which would reasonably be expected to have a material adverse effect on Public Company.

          6.3.3 The Public Company has filed with the Securities and Exchange Commission (the "COMMISSION") all reports required by the Exchange Act to be filed by the Company (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the "SEC DOCUMENTS"). As of their respective filing dates (or if amended, revised or superseded by a subsequent filing with the Commission, then on the date of such subsequent filing), the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and none of the SEC Documents (including any and all financial statements included therein) as of such dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The consolidated financial statements of Public Company included in all SEC Documents, including any amendments thereto, comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Since the most recently filed SEC Document, there has not occurred or arisen any change in or event affecting Public Company that has had or would reasonably be expected to have a material adverse effect on the results of operations of Public Company.

          6.3.4 No proceeding or other action has been commenced or undertaken relating to the dissolution or merger of Public Company and none is presently contemplated except that this representation shall not apply to any merger of another entity with and into Public Company that meets the criteria of Section 251(f) of the Delaware General Corporation Law for consummating a merger without a vote of stockholders.

          6.3.5 As of the date of this Agreement, the authorized capital securities of Public Company consists of Preferred Stock, $.01 par value, 50,000,000 Shares authorized, none issued or outstanding, Excess Stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding, and 250,000,000 Shares of common stock, $0.01 par value per share, of which 63,526,785 Shares are currently issued and outstanding. Except as contemplated pursuant to this Agreement, and except for (i) any Shares that may be issued in lieu of redemption of outstanding units of limited partnership in Investor and (ii) any Shares or units of limited partnership in Investor which may be issued in accordance with agreements that have been described in or filed with the SEC Filings or otherwise disclosed on Exhibit F, there are no securities convertible or exchangeable for Shares
     ---------
     or any rights or options to subscribe for or purchase any Shares or securities convertible or exchangeable for Shares. All of the outstanding Shares have been duly and validly authorized and issued and are fully paid and non-assessable. All of the outstanding Shares have been issued in compliance with all applicable federal and state securities laws.

          6.3.6 The Shares that may be issued in lieu of redemption of Investor Common Units that may be issued upon conversion of Preferred Units issuable hereunder, when issued in accordance with the provisions of this Agreement and the Investor Agreement, will be duly and validly authorized and issued and will be fully paid and non-assessable. Neither Public Company, Investor nor any Person acting on their behalf has taken or will take any action which would subject the issuance of the Investor Preferred Units to the Partnership to the registration requirements of Section 5 of the Securities Act.

          6.3.7   Except as provided in Exhibit F, Public Company has no
                                      ---------
     obligation (contingent or other) to purchase, redeem or otherwise acquire any of its Shares or any interest therein or to pay any dividend or make any other distribution in respect thereof (except for any distribution that was declared prior to the date hereof and not paid on or before the date hereof). Public Company has authorized and reserved for issuance a sufficient number of Shares to satisfy its obligations under this Agreement and the Investor's Investor Agreement.

          6.3.8 Public Company has duly and timely filed with the appropriate governmental authorities all Tax Returns required to be filed by it for all periods ending on or prior to the Closing Date, except to the extent of any Tax Return for which an extension of time for filing has been properly filed. Each such Tax Return is true and correct in all material respects. All Taxes owed by Public Company have been paid (whether or not shown on a Tax Return). All Taxes which Public Company is required by law to withhold or collect, including, without limitation, Taxes required to have been withheld in connection with amounts paid or owing to any employee, independent contractor, creditor, partner, or other third party and sales, gross receipts and use taxes, have been duly withheld or collected and, to the extent required, have been paid over to the proper governmental authorities or are held in separate bank accounts for such purpose. There are no liens for Taxes upon the assets of Public Company except for statutory liens for Taxes not yet due.

          6.3.9 Public Company has not filed for an extension of a statute of limitations with respect to any Taxes and no governmental authorities have requested an extension of the statute of limitations with respect to any Taxes. Public Company is not a party to any pending action or any formal or informal proceeding by any taxing authority for a deficiency, assessment or collection of Taxes, and no claim of any deficiency, assessment or collection of Taxes has been asserted or, to the knowledge of Public Company, threatened against it, including claims by any taxing authority in a jurisdiction where Public Company does not file Tax Returns that it is or may be subject to taxation in that jurisdiction.

          6.3.10 Public Company is organized and has operated from its commencement through the date hereof in such a manner so as to qualify for taxation as a real estate investment trust under the Code, and Public Company intends to operate in such a manner so as to qualify and to continue to so qualify as a real estate investment trust.

          6.3.11 Public Company does not hold "plan assets" within the meaning of 29 C.F.R. Section 2510.3-101.

      6.4 Due Organization, Etc. of Public Company.
          ----------------------------------------

          6.4.1 Public Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is (or prior to the Closing will be) duly qualified and in good standing as a foreign corporation under the laws of the State of California, and has all necessary power, corporate and otherwise, to execute and deliver this Agreement and all other documents and instruments to be executed and delivered by Public Company in connection herewith and to perform all its obligations hereunder and thereunder. This Agreement has been duly authorized by all requisite corporate action on the part of Public Company. The execution and delivery of this Agreement and the other documents and instruments to be executed and delivered by Public Company in connection with the transactions described herein, and the consummation of the transactions contemplated hereby and thereby, do not require the consent or approval of the shareholders of Public Company or, to the knowledge of Public Company, the consent or approval of any governmental authority, nor, to the knowledge of Public Company, does the execution and delivery of this Agreement violate, in any way material to the transactions contemplated hereby, any contract or agreement to which Public Company is a party or any governmental or judicial order, judgment, decree, statute, law, rule or regulation applicable to Public Company, and this Agreement and all documents and other instruments to be executed and delivered by Public Company in connection herewith constitute the legal, valid and binding obligations of Public Company.

          6.4.2 Public Company is not a party to, or bound by, any unexpired, undischarged or unsatisfied contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by Public Company according to the terms of this Agreement will be a default or an event of acceleration, or grounds for termination, or whereby timely performance by Public Company, according to the terms of this Agreement, may be prohibited, prevented or delayed.

                                   ARTICLE 7

           REPRESENTATIONS AND WARRANTIES OF INVESTOR AND BPECW LLC
           --------------------------------------------------------

      7.1 General Statement.  Investor and BPECW LLC hereby make the
          -----------------
representations and warranties to the Partnership and the Prudential Partners which are set forth in this Article 7. All representations and warranties set
                            ---------
forth in Sections 7.4 and 7.5 shall survive the Closing (and none shall merge
         ------------     ---
into any instrument of conveyance) for the period of any relevant statute of limitations therefor. Representations and warranties of Investor and BPECW LLC are made as of the date of this Agreement.

      7.2 Attribution.  For purposes of the representations and warranties of
          -----------
Investor and BPECW LLC set forth in this Article 7 only, the words "knowledge of
                                         ---------
Investor" or "knowledge of BPECW LLC" or "Investor's knowledge" or "BPECW LLC's knowledge" shall mean the actual and not constructive knowledge of Mortimer Zuckerman, Edward Linde and Thomas O'Connor (collectively, the "INVESTOR/BPECW LLC KNOWLEDGE PARTIES"). The Investor/BPECW LLC Knowledge Parties shall have no liability hereunder of any kind. Any fact, matter or other statement shall not be deemed to be within the knowledge of Investor or BPECW LLC or Investor's or BPECW LLC's knowledge unless the Investor/BPECW LLC Knowledge Parties, or any of them, have actual knowledge of such fact, matter or other statement. Notwithstanding the foregoing, the representations and warranties made by Investor under Section 7.4 below are intended to be absolute in nature and are
               -----------
not limited by the knowledge or attribution limitations of this Section 7.2.
                                                                -----------

      7.3 Representations and Warranties Re: Investor Business and Operations.
          -------------------------------------------------------------------
Investor hereby represents and warrants as follows:

          7.3.1 Investor is organized and, to Investor's knowledge, has conducted its business in accordance with all applicable laws, to the extent applicable, the failure or the violation of which would reasonably be expected to have a material adverse effect on the results of operations of Investor.

          7.3.2 There are no actions, suits or proceedings pending and, to Investor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others, which would reasonably be expected to either (i) question the validity of this Agreement or the consummation of the transactions contemplated hereby or the issuance of the Investor Preferred Units contemplated hereby, any other agreements contemplated hereby or any actions taken pursuant to any of the foregoing or (ii) result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of Investor. As of the date hereof, there is no material action or suit against Investor pending or threatened by any Person.

          7.3.3 No proceeding or other action has been commenced or undertaken relating to the dissolution or merger of Investor (except in connection with an acquisition of property for units in Investor in which Investor is the surviving party in the merger) and none is presently contemplated.

          7.3.4 Investor has duly and timely filed with the appropriate governmental authorities all Tax Returns required to be filed by it for all periods ending on or prior to the Closing Date, except to the extent of any Tax Return for which an extension of time for filing has been properly filed. Each such Tax Return is true and correct in all material respects. All Taxes owed by Investor have been paid (whether or not shown on a Tax Return). All Taxes which Investor is required by law to withhold or collect, including, without limitation, Taxes required to have been withheld in connection with amounts paid or owing to any employee, independent contractor, creditor, partner, or other third party and sales, gross receipts and use taxes, have been duly withheld or collected and, to the extent required, have been paid over to the proper governmental authorities or are held in separate bank accounts for such purpose. There are no liens for Taxes upon the assets of Investor except for statutory liens for Taxes not yet due.

          7.3.5 Investor has not filed for an extension of a statute of limitations with respect to any Taxes and no governmental authorities have requested an extension of the statute of limitations with respect to any Taxes. Investor is not a party to any pending action or any formal or informal proceeding by any taxing authority for a deficiency, assessment or collection of Taxes, and no claim of any deficiency, assessment or collection of Taxes has been asserted or, to the knowledge of Investor, threatened against it, including claims by any taxing authority in a jurisdiction where Investor does not file Tax Returns that it is or may be subject to taxation in that jurisdiction.

          7.3.6 Investor is not, and will not become, a "publicly traded partnership" within the meaning of Section 7704 of the Code.

          7.3.7 Investor does not hold "plan assets" within the meaning of 29 C.F.R. Section 2510.3-101.

          7.3.8 Investor is the sole member of BPECW LLC and has directed the Partnership to transfer the Property to BPECW LLC as a contribution to Investor in exchange for the Investor Preferred Units.

      7.4 Due Formation, Etc. of Investor.  Investor is a limited partnership
          -------------------------------
duly formed and in good standing under the laws of the State of Delaware, is (or prior to Closing will be) duly qualified and in good standing as a foreign limited partnership under the laws of the State of California, and has all necessary power, partnership and otherwise, to execute and deliver this Agreement and all other documents and instruments to be executed and delivered by Investor in connection herewith and to perform all its obligations hereunder and thereunder. This Agreement has been duly authorized by all requisite partnership action on the part of Investor. The execution and delivery of this Agreement and the other documents and instruments to be executed and delivered by Investor in connection with the transactions described herein, and the consummation of the transactions contemplated hereby and thereby, do not require the consent or approval of the partners of Investor or, to the knowledge of Investor, the consent or approval of any governmental authority, nor, to the knowledge of Investor, does the execution and delivery of this Agreement violate, in any way material to the transactions contemplated hereby, any contract or agreement to which Investor is a party or any governmental or judicial order, judgment, decree, statute, law, rule or regulation applicable to Investor, and this Agreement and all documents and other instruments to be executed and delivered by Investor in connection herewith constitute the legal, valid and binding obligations of Investor. Investor is not a party to, or bound by, any unexpired, undischarged or unsatisfied contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by Investor according to the terms of this Agreement will be a default or an event of acceleration, or grounds for termination, or whereby timely performance by Investor, according to the terms of this Agreement, may be prohibited, prevented or delayed.

      7.5 Due Organization, Etc. of BPECW LLC.
          -----------------------------------

          7.5.1 BPECW LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, is (or prior to the Closing will be) duly qualified and in good standing as a foreign limited liability company under the laws of the State of California, and has all necessary power, corporate and otherwise, to execute and deliver this Agreement and all other documents and instruments to be executed and delivered by BPECW LLC in connection herewith and to perform all its obligations hereunder and thereunder. This Agreement has been duly authorized by all requisite action on the part of BPECW LLC's member. The execution and delivery of this Agreement and the other documents and instruments to be executed and delivered by BPECW LLC in connection with the transactions described herein, and the consummation of the transactions contemplated hereby and thereby, do not require the consent or approval of the member of BPECW LLC or, to the knowledge of BPECW LLC, the consent or approval of any governmental authority, nor, to the knowledge of BPECW LLC, does the execution and delivery of this Agreement violate, in any way material to the transactions contemplated hereby, any contract or agreement to which BPECW LLC is a party or any governmental or judicial order, judgment, decree, statute, law, rule or regulation applicable to BPECW LLC, and this Agreement and all documents and other instruments to be executed and delivered by BPECW LLC in connection herewith constitute the legal, valid and binding obligations of BPECW LLC.

          7.5.2 BPECW LLC is not a party to, or bound by, any unexpired, undischarged or unsatisfied contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by BPECW LLC according to the terms of this Agreement will be a default or an event of acceleration, or grounds for termination, or whereby timely performance by BPECW LLC, according to the terms of this Agreement, may be prohibited, prevented or delayed.

          7.5.3  Investor is the sole member of BPECW LLC.


                                   ARTICLE 8

                                  LIMITATIONS
                                  -----------

      8.1 Limitations.  Except for the representations and warranties set forth
          -----------
in Sections 5.3, 6.3 and 7.3 above (which shall survive the Closing until a date
   ------------  ---     ---
(the "LIMITATION DATE") which is
twelve (12) months after the Closing Date) all representations and warranties shall survive the Closing without any time limit other than those limits imposed by the applicable statute of limitations or other similar laws. The contractual limitation on the Partnership's rights set forth in the preceding sentence shall not constitute a waiver or release by the Partnership of its rights under Federal Securities Laws. Notwithstanding the foregoing, the non-breaching party(ies) shall have the right to commence or prosecute against the breaching party(ies) any claim for the breach of a representation or warranty under Sections 5.3, 6.3 and 7.3 relating to events or occurrences which occurred
------------  ---     ---
prior to the Limitation Date, provided such claim is actually filed no later than forty-five (45) days after the Limitation Date, and otherwise no action based thereon shall be commenced after the Closing Date. The representations and warranties of the parties made in this Agreement are personal to the other parties hereto and no Person other than a named party hereto shall be entitled to bring any action based thereon. The representations and warranties set forth above are further subject to the limitations of liability set forth in Section
                                                                       -------
11.1 hereof and Article 12 of the Master Transaction Agreement, which
----
limitations are in addition to (and not in lieu of) the limitations set forth in this Agreement.


                                   ARTICLE 9

                                   COVENANTS
                                   ---------

      9.1 Confidentiality.
          ---------------

          9.1.1 As used herein, "CONFIDENTIAL MATERIAL" means, with respect to any party hereto (the "PROVIDING PARTY"), all information, whether oral, written or otherwise, furnished to another party hereto (the "RECEIVING PARTY") or the Receiving Party's directors, officers, partners, Affiliates, employees or agents, or their respective representatives (collectively, "REPRESENTATIVES"), by the Providing Party and all reports, analyses, compilations, studies and other material prepared by the Receiving Party or its Representatives (in whatever form maintained, whether documentary, computer storage or otherwise) containing, reflecting or based upon, in whole or in part, any such information. The term "CONFIDENTIAL MATERIAL" does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by the Receiving Party, its Representatives or anyone to whom the Receiving Party or any of its Representatives transmit any Confidential Material in violation of this Agreement or (ii) is or becomes known or available to the Receiving Party on a nonconfidential basis from a source (other than the Providing Party or one of its Representatives) who is not, to the knowledge of the Receiving Party, prohibited from transmitting the information to the Receiving Party or its Representatives by a contractual, legal, fiduciary or other obligation.

          9.1.2  Subject to Section 9.1.3 below or except as required by
                            -------------
applicable laws, regulations or legal process as reasonably interpreted by Public Company, the Confidential Material will be kept confidential and will not, without the prior written consent of the Providing Party, be disclosed by the Receiving Party or its Representatives, in whole or in part, and will not be used by the Receiving Party or its Representatives, directly or indirectly, for any purpose other than in connection with this Agreement, the other Transaction Documents and the transactions contemplated hereby or thereby or evaluating, negotiating or advising with respect to such matters. Notwithstanding anything to the contrary herein, the Receiving Party has the right to transmit Confidential Material to its Representatives only if and to the extent that such Representatives need to know the Confidential Material for purposes of such transactions and are informed by the Receiving Party of the confidential nature of the Confidential Material and of the terms of this
Section 9.1.2. Notwithstanding the foregoing, each of  Public Company, Investor,
-------------
BPECW LLC, the Partnership and the Prudential Partners shall have the right to disclose such Confidential Material to its actual or proposed financing and capital sources and their respective representatives, provided that, prior to disclosing such information to such Persons, as the case may be, it advises such Persons of the confidential nature of such Confidential Information and causes to be affixed to such Confidential Information and requires that such Information be used only for the purposes specified by the parties hereto in connection with the transactions contemplated by this Agreement and/or the Master Transaction Agreement. In any event, the Receiving Party will be responsible for any actions by its Representatives (and any other Person to whom such Confidential Material is conveyed in accordance with the provisions hereof) which are not in accordance with the provisions hereof.

          9.1.3 In the event that the Receiving Party, its Representatives or anyone to whom the Receiving Party or its Representatives supply the Confidential Material are requested (by oral questions, interrogatories, requests for information or documents, subpoena, civil or criminal investigative demand, any informal or formal investigation by any government or governmental agency or authority or otherwise in connection with legal process) to disclose any Confidential Material, the Receiving Party agrees (i) to immediately notify the Providing Party of the existence, terms and circumstances surrounding such a request, (ii) to consult with the Providing Party on the advisability of taking legally available steps to resist or narrow such request, and (iii) if disclosure of such information is required, to furnish only that portion of the Confidential Material which, in the opinion of the Receiving Party's counsel, the Receiving Party is legally compelled to disclose and to cooperate with any action by the Providing Party to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Material (it being agreed that the Providing Party shall reimburse the Receiving Party for all reasonable out-of-pocket expenses incurred by the Receiving Party in connection with such cooperation).

          9.1.4 In the event of the termination of this Agreement in accordance with its terms, promptly upon request from the Providing Party, the Receiving Party shall, except to the extent prohibited by applicable laws, regulations or legal process, redeliver to the Providing Party or destroy all tangible Confidential Material and will not retain any copies, extracts or other reproductions thereof in whole or in part. Any such destruction shall be certified in writing to the Providing Party by an authorized officer of the Receiving Party supervising the same.

      9.2 Public Statements.  The parties hereto shall consult with each other
          -----------------
prior to issuing any press release or any written public statement with respect to this Agreement or the transactions contemplated hereby and, except as shall be required by applicable law or the rules or regulations of any securities exchange, shall not issue any such press release or written public statement prior to review and approval by the other parties, it being understood that such approval will not be unreasonably withheld or delayed.

      9.3 Survival.  The covenants in this Article 9 shall survive the Closing.
          --------                         ---------


                                  ARTICLE 10

                                    CLOSING
                                    -------

      10.1 Closing Deliveries.
           ------------------

          10.1.1  Closing.  As used herein, the term "CLOSING" shall mean the
                  -------
consummation of all transactions contemplated in this Agreement as provided in Sections 10.1.2 and 10.1.3 below.
---------------     ------

          10.1.2  Closing Deliveries of the Partnership.  On the date hereof,
                  -------------------------------------
the Partnership is hereby concurrently delivering to BPECW LLC, Investor and/or the Public Company, or causing to be delivered to the Escrow Agent, the following:

                  (a) Deed.  A grant deed in the form of Exhibit G attached
                      ----                               ---------
          hereto and incorporated herein by this reference, conveying to BPECW LLC all of the Partnership's undivided tenancy-in-common right, title and interest in and to the Real Property, subject only to the Permitted Exceptions ("DEED").

                  (b) Bill of Sale.  A bill of sale in the form of Exhibit H
                      ------------                                 ---------
          attached hereto and incorporated herein by this reference, conveying to BPECW LLC all of the Partnership's undivided tenancy-in-common right, title and interest in and to the Personal Property.

                  (c) Assignment of Tenant Leases.  An assignment and
                      ---------------------------
          assumption of leases in the form of Exhibit I attached hereto and
                                              ---------
          incorporated herein by this reference ("ASSIGNMENT OF LEASES"), transferring to BPECW LLC all of the Partnership's undivided tenancy-in-common interest in the Leases encumbering the Property on the date hereof described on Exhibit E attached hereto and incorporated herein
                              ---------
          by this reference and any amendments, guarantees and other documents relating thereto (herein collectively called the "LEASES"), together with all assignable non-cash security deposits deposited by the tenants thereunder and not applied by the Partnership in accordance with the terms of such Leases.

               (d) Assignment of Equipment Leases and Service Contracts.  An
                   ----------------------------------------------------
          assignment and assumption of equipment leases, service contracts, warranties and guaranties and the Other Property Rights (to the extent the same are not transferred by Deed, Bill of Sale or Assignment of Leases) in the form of Exhibit J attached hereto and incorporated
                                 ---------
          herein by this reference ("ASSIGNMENT OF CONTRACTS"), transferring to BPECW LLC, to the extent assignable, without liability or expense to the Partnership, all of the Partnership's undivided tenancy-in-common interest in the equipment leases in effect at the Property on the date hereof, contracts described on Exhibit B, warranties and guaranties
                                         ---------
          which remain in effect on the date hereof and any Other Property Rights not otherwise transferred to BPECW LLC (all of the foregoing being herein collectively called the "ASSIGNED CONTRACTS"). The Partnership shall not assign any existing policies of insurance for the Property, and the Partnership shall terminate the management agreement for the Property on or before the date hereof.

               (e) Notices to Tenants.  A single form letter in the form of
                   ------------------
          Exhibit K attached hereto and incorporated herein by this reference to
          ---------
          each tenant under the Leases, duplicate copies of which will be sent on or promptly after the date hereof notifying it of the transfer of the Property to BPECW LLC and advising it that all future payments of rent and other payments under the Leases are to be made to BPECW LLC at the address designated by BPECW LLC in such letter.

               (f) Non-Foreign Status Affidavit.  A non-foreign status affidavit
                   ----------------------------
          in the form of Exhibit L attached hereto and incorporated herein by
                         ---------
          this reference, as required by Section 1445 of the Internal Revenue Code.

               (g) Evidence of Authority.  (i) A certificate of each general
                   ---------------------
          partner of the Partnership with respect to the authority to act on behalf of the Partnership to execute all documents contemplated by this Agreement and the authority of the individuals executing on behalf of the Partnership; and (ii) evidence of the organization, existence and authority of each Partner to enter into this Agreement and to consummate the transactions contemplated hereby, certified by an appropriate officer or partner of such Partner (together with an incumbency and signature certificate regarding the Person signing).

               (h) Property Documents.  (i) To the extent in the possession of
                   ------------------
          the Partnership or PPS, (x) the original (or, if unavailable, a copy) of the existing certificate or certificates of occupancy for the Property, and (y) all originals (or, if unavailable, copies of) certificates, licenses, permits, authorizations and approvals issued for or with respect to the Property by governmental and quasi-governmental authorities having jurisdiction; and (ii) all books and records (excluding appraisals, budgets, the Partnership's and its partners' strategic plans for the Property, marketing information, submissions relating to the Partnership's obtaining of corporate authorization, or other information in the possession or control of the Partnership, its partners or PPS prior to the date hereof and which is privileged, provided that inadvertent disclosure shall not constitute a waiver of any privilege) located at the Property or at the office of PPS relating to the Property and the ownership and operation thereof (the items described in clauses (i)
                                                                  -----------
          and (ii) being herein collectively called the "PROPERTY DOCUMENTS").
              ----

               (i) Other Documents.  Such other documents as may be reasonably
                   ---------------
          required by the Escrow Agent or as may be agreed upon by the Partnership and BPECW LLC to consummate the transactions contemplated by this Agreement.

               (j) Letters of Credit as Tenant Security Deposits.  With respect
                   ---------------------------------------------
          to any security deposits which are letters of credit, the Partnership shall, if the same are assignable, (i) deliver to BPECW LLC on the date hereof such letters of credit, (ii) execute and deliver such other instruments as the issuers of such letters of credit shall reasonably require, and (iii) cooperate with BPECW LLC to change the named beneficiary under such letters of credit to BPECW LLC so long as the Partnership does not incur any additional liability or expense in connection therewith.

               (k) Keys and Original Documents.  Keys to all locks on the Real
                   ---------------------------
          Property (in the Partnership's or PPS's possession) and originals or, if originals are not available, copies, of the Leases and Assigned Contracts (unless canceled as set forth herein) encumbering the Property on the date hereof.

               (l) Transfer Taxes.  If applicable, duly completed and signed
                   --------------
          real estate transfer tax forms (i.e., Preliminary Change of Ownership
                                          ----
          Reports).

               (m) Investor Agreement.  The Investor Agreement in the form of
                   ------------------
          Exhibit M attached hereto (the "INVESTOR AGREEMENT"), executed by the
          ---------
          Partnership.

               (n) Registration Rights Agreement.  The Registration Rights
                   -----------------------------
          Agreement in the form of Exhibit N attached hereto (the "REGISTRATION
                                   ---------
          RIGHTS AGREEMENT"), executed by the Partnership.

               (o) Representation Letter.  A Representation Letter in the form
                   ---------------------
          attached hereto as Exhibit O attached hereto executed by the
                             ---------
          Partnership indicating thereon that the Partnership is an "accredited investor".

               (p) Tax Reporting Agreement.  The Tax Reporting Agreement in the
                   -----------------------
          form of Exhibit P attached hereto (the "TAX REPORTING AGREEMENT"),
                  ---------
          executed by the Partnership.

          10.1.3  Closing Deliveries of BPECW LLC, Investor and/or Public
                  -------------------------------------------------------
Company. On the date hereof, BPECW LLC, Investor and/or Public Company are
-------
hereby concurrently delivering to the Partnership, or are causing to be delivered to the Escrow Agent, the following:

                  (a) Assignment of Leases.  The Assignment of Leases executed
                      --------------------
          by BPECW LLC.

                  (b) Assignment of Equipment Leases and Service Contracts.  The
                      ----------------------------------------------------
          Assignment of Contracts executed by BPECW LLC.

                  (c) Evidence of Authority.  Documentation to establish to the
                      ---------------------
          Partnership's reasonable satisfaction the due authorization of BPECW LLC's acquisition of the Property and its signatories and Investor's delivery of the Contribution Units and documents required to be delivered by Investor pursuant to this Agreement.

                  (d) Other Documents.  Such other documents as may be
                      ---------------
          reasonably required by the Escrow Agent or may be agreed upon by the Partnership, BPECW LLC, Investor and Public Company to consummate the transactions contemplated by this Agreement.

                  (e) Transfer Taxes.  If applicable, duly completed and signed
                      --------------
          real estate transfer tax forms (i.e., Preliminary Change of Ownership
                                          ----
          Reports).

                  (f) Organization.  Evidence of the organization, existence and
                      ------------
          authority of BPECW LLC, Public Company and Investor to enter into this Agreement and to consummate the transactions contemplated hereby, certified by an appropriate officer of BPECW LLC, Public Company or Investor, as appropriate (together with an incumbency and signature certificate regarding the officer(s) signing on their behalf).

                  (g) Investor Agreement.  The Investor Agreement executed by
                      ------------------
          Public Company and any other partner whose execution is required by Investor's Investor Agreement, reflecting the issuance to the Partnership of the Investor Preferred Units in accordance with Section
                                                                         -------
          2.2 hereof.
          ---

                  (h) Registration Rights Agreement.  The Registration Rights
                      -----------------------------
          Agreement, executed by Public Company.

                  (i) Tax Reporting Agreement.  The Tax Reporting Agreement,
                      -----------------------
          executed by the Partnership and Public Company.

          10.1.4  Delivery of Deed.  Effective upon delivery of the Deed, actual
                  ----------------
and exclusive possession (subject only to the Permitted Exceptions) and risk of loss to the Property shall pass from the Partnership to BPECW LLC.

          10.1.5  Waiver of Failure of Conditions Precedent.  By closing the
                  -----------------------------------------
transactions contemplated by this Agreement, each party hereto shall be conclusively deemed to have waived the benefit of any remaining unfulfilled conditions precedent set forth in this Agreement and/or the Master Transaction Agreement.

          10.1.6  Apportionment Credit.  The Contribution Value (and the amount
                  --------------------
of Contribution Units delivered to the Partnership) shall be adjusted to reflect the prorations and other adjustments pursuant to and as provided in Exhibit V of the Master Transaction Agreement.

          10.1.7  Delayed Adjustment.  Investor and the Partnership shall
                  ------------------
administer the provisions of Exhibit V of the Master Transaction Agreement following the Closing based on the closing of the Property's books for the Closing Month. If, as a result of the Final Audit to be conducted pursuant to
Exhibit V, the amount of an item listed in Exhibit V of the Master Transaction Agreement shall prove to be incorrect (whether as a result of an error in calculation or a lack of complete and accurate information as of the date hereof), Investor and the Partnership shall adjust the Contribution Units initially issued (proportionately to the Contribution Units initially issued) by Investor delivering an amended schedule to the Investor Agreement as reasonably agreed to by the Partnership reflecting the corrected number of Investor Preferred Units issued to the Partnership in order to correct such error upon receipt of reasonable proof of such error, provided that such proof is delivered to the party from whom payment is requested within 90 days of the date hereof. The correction of any such error shall be made effective as of the date hereof and shall include the further payment by Investor, or repayment by the Partnership, of any distributions made by Investor in respect of the increase, or decrease, of the number of Contribution Units initially held by the Partnership prior to such adjustment.

          10.1.8  Survivability.  The provisions of this Article 10 shall
                  -------------                          ----------
survive the Closing and not be merged therein for a period of six months after the Closing or such longer period as may be necessary to complete the Final Audit and make the adjustment described in Section 10.1.7.
                                           --------------

          10.1.9  Closing Costs.  The parties shall bear certain closing costs
                  -------------
of the transactions contemplated hereby as set forth in Exhibit V of the Master Transaction Agreement. Any other Closing costs not covered by Exhibit V of the Master Transaction Agreement shall be allocated between the parties in accordance with the local practice and custom in San Francisco, California.

                                  ARTICLE 11

                       BREACH, DEFAULT, LIABILITY LIMITS
                       ---------------------------------

      11.1 Rights of Investor and Public Company.
           -------------------------------------

           11.1.1 In the event of any claim, suit or other action against the Partnership or its Partners pertaining to (a) this Agreement, any of the documents executed in connection herewith or any of the transactions contemplated hereby or thereby (including, without limitation, any and all indemnification obligations of the Partnership hereunder or thereunder) or (b) a breach by the Partnership of any of the terms or provisions of this Agreement or of any of the documents executed by the Partnership in connection with the matters contemplated in this Agreement (including, without limitation, the breach of any representation or warranty of the Partnership set forth herein or therein), BPECW LLC's, Investor's and Public Company's sole remedy shall be an action for monetary damages against the Partnership (or, only if the Partnership has dissolved or does not hold sufficient Investor Preferred Units or other Securities received in exchange therefor and/or cash to satisfy the judgment, the Partners of the Partnership individually); provided that, except for the
                                               -------- ----
breach of the representations and warranties set forth in Sections 5.3.1, 5.3.2,
                                                          --------------  -----
5.5 and 5.6 above (which will not be subject to any limitation on the amount of
---     ---
such liability), and notwithstanding any provision to the contrary contained in this Agreement, the Master Transaction Agreement or in any other documents executed in connection herewith or therewith, the maximum aggregate liability of the Partnership and its Partners, and the maximum aggregate amount which may be awarded to and collected by BPECW LLC, Investor and Public Company or any other Person, with respect to any claim, suit or other action relating to a breach of a representation, covenant or indemnity of this Agreement, the Master Transaction Agreement or any other documents executed in connection herewith or therewith shall not exceed the Three ECW Building Maximum Liability Amount.
Each Partner's liability under this Agreement shall not exceed (x) an amount equal to the Three ECW Building Maximum Liability Amount minus the sum of all
                                                         -----
damages previously paid by, or concurrently being paid by, the Partnership, multiplied by, (y) such partner's percentage interest in the Partnership
---------- --
immediately prior to the Closing. Notwithstanding the foregoing, the terms and provisions of this Section 11.1.1 are further subject to the overall $43,000,000
                   --------------
limitation of liability set forth in Section 12.1.2 of the Master Transaction Agreement, it being acknowledged and agreed that the maximum liability caps described hereinabove may be further reduced as a result of recoveries made by BPECW LLC, Investor, Public Company or their Affiliates in connection with the other transactions described in the Master Transaction Agreement in accordance with said Section 12.1.2 of the Master Transaction Agreement. Notwithstanding the foregoing, the parties hereto hereby acknowledge and agree that the foregoing limitations on the amount of liability (and any other cap on the liability of the Partnership and/or its Partners set forth in any other Transaction Document) does not apply to the breach of any of the representations and warranties set forth in Sections 5.3.1, 5.3.2, 5.5 and 5.6 hereof.
                            --------------  -----  ---     ---

           11.1.2  Except as provided in the last sentence of this Section
                                                                   -------
11.1.2, BPECW LLC's, Investor's and Public Company's sole recourse against the
------
Partnership and its Partners, individually and/or as a group, for liability assumed by, and for any indemnity of or breach of representation or warranty made by the Partnership shall be limited to the recovery by BPECW LLC, Investor and/or Public Company of Investor Preferred Units (and any Securities received in exchange therefor or upon conversion thereof) issued to the Partnership and then held by the Partnership or any Partner, and none of the Partnership or any of its Partners shall have any personal liability to pay any damages or other amounts in cash in respect thereof, except to the extent that the Partnership and its Partners collectively hold an insufficient amount of Investor Preferred Units and Securities to satisfy the claim or judgment, in which event such Person shall be obligated to pay any damages or other amounts not satisfied by the transfer of Investor Preferred Units or Securities in cash. The number of Investor Preferred Units or Shares recoverable from the Partnership or the Partners, as the case may be, in respect of any claim (or damages) to be satisfied by such Person as provided in this Agreement shall be determined on a full diluted basis as if converted by reference to the closing trading price of the Public Company's common shares on the date of payment of the damages or other amounts.

           11.1.3 Investor shall promptly give the Partnership notice of any claim made by any third party which would reasonably be expected to result in liability of the Partnership or any Partner in respect of a breach of a representation made by the Partnership in this Agreement or otherwise and shall give the Partnership and its Partners the opportunity to cure any alleged claim and to defend against and settle all such claims at their sole cost. The failure to give such notice, however, shall not relieve the Partnership of any liabilities hereunder to the extent that it is not materially prejudiced as a result thereof.

           11.1.4  The terms and provisions of this Section 11.1 shall survive
                                                    ------------
the Closing and shall not be merged therein.

      11.2 Rights of Partnership.
           ---------------------

           11.2.1 In the event of a breach by BPECW LLC, Investor or Public Company of any of the terms or provisions of this Agreement or any of the documents executed in connection herewith, the Partnership and Prudential Partners shall be entitled to pursue any and all rights and remedies at law or in equity available to the Partnership and/or its Partners with respect to such breach; provided that, except for breaches of the representations and
        -------- ----
warranties set forth in Articles 6 and 7 (which will not be subject to any
                        ----------     -
liability cap), and except as otherwise expressly provided in any other Transaction Document, the maximum aggregate liability of BPECW LLC, Investor and Public Company for any and all breaches of the representations and warranties of BPECW LLC, Investor and/or Public Company contained in any Transaction Document shall not exceed an amount equal to Forty-Three Million Dollars ($43,000,000) in the aggregate.

           11.2.2  The terms and provisions of this Section 11.2 shall survive
                                                    ------------
the Closing and shall not be merged therein.

                                  ARTICLE 12

                                 MISCELLANEOUS
                                 -------------

      12.1 Commissions.  The parties hereto each agree to indemnify, defend,
           -----------
protect and hold the others harmless from and against any and all commissions, finder's and/or similar fees or compensation claimed by any broker or finder in connection with the transactions described in this Agreement based on claimed contacts with, or other acts or omissions of, such indemnifying party. The terms and provisions of this Section 12.1 shall survive the Closing or
                             ------------
termination of this Agreement.

      12.2 Expenses.  Except as otherwise expressly set forth herein or
           --------
expressly set forth in the Master Transaction Agreement, each party hereto shall bear its own costs and expenses with respect to the transactions contemplated hereby.

      12.3 Amendment.  This Agreement may be amended, modified or supplemented
           ---------
but only in writing signed by each of the parties hereto.

      12.4 Notices.  Any notice, request, instruction or other document to be
           -------
given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (a) when received if given in person or by courier or a courier service, (b) on the date of transmission if sent by telex, facsimile or other wire transmission or (c) three business days after being deposited in the U.S. mail, certified or registered mail, postage prepaid:

           12.4.1 If to BPECW LLC, Public Company or Investor, addressed as follows:

           Boston Properties, Inc.
           8 Arlington Street
           Boston, Massachusetts 02116-3495
           Attention:  General Counsel
           Facsimile:  617-421-1555
           Telephone:  617-859-2600

           with a copy to:

           Goulston & Storrs, P.C.
           400 Atlantic Avenue
           Boston, Massachusetts 02110-3333
           Attention:  Eli Rubenstein, Esq.
           Facsimile:  617-574-4112
           Telephone:  617-482-1776

           12.4.2  If to the Partnership, addressed as follows:

           Prudential Realty Group
           8 Campus Drive
           4th Floor - Arbor Circle South
           Parsippany, New Jersey 07054
           Attention:  John R. Triece
           Facsimile:  (201) 683-1797

           with a copy to:

           The Prudential Insurance Company
           of America
           c/o Prudential Capital Group
           Four Embarcadero Center
           Suite 2700
           San Francisco, California 94111
           Attention:  Harry Mixon, Esq.
           Facsimile:  (415) 956-2197

           and a copy to:

           O'Melveny & Myers LLP
           Embarcadero Center West
           275 Battery Street
           San Francisco, California 94111
           Attention:  Stephen A. Cowan, Esq.
           Facsimile:  (415) 984-8701

or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

      12.5 Waivers.  The failure of a party hereto at any time or times to
           -------
require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

      12.6 Counterparts.  This Agreement may be executed in counterparts, each
           ------------
of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      12.7  Interpretation.  The headings preceding the text of Articles and
            --------------
Sections included in this Agreement and the headings to Exhibits and Schedules attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender herein shall not limit any provision of this Agreement. The use of the term "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without limitation," respectively. Underscored references to Articles, Sections, Subsections, Exhibits or Schedules shall refer to those portions of this Agreement.

      12.8  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
            -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

      12.9  Assignment.  This Agreement shall be binding upon and inure to the
            ----------
benefit of the parties hereto and their respective successors and assigns. No assignment of any rights or obligations shall be made by any party without the written consent of each other party.

      12.10 No Third Party Beneficiaries.  This Agreement is solely for the
            ----------------------------
benefit of the parties hereto and, to the extent provided herein, their respective Representatives, and no provision of this Agreement shall be deemed to confer upon other third parties any remedy, claim, liability, reimbursement, cause of action or other right.

      12.11 Further Assurances.  Upon reasonable request of any party, each
            ------------------
other party will execute and deliver such other documents, releases, assignments and other instruments as may be required to effectuate completely the transfer and assignment to Investor of the Property and to issue the Investor Preferred Units, Investor Common Units and the Shares and to otherwise carry out the purposes of this Agreement.

      12.12 Severability.  If any provision of this Agreement shall be held
            ------------
invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

      12.13 Remedies Cumulative.  The remedies provided in this Agreement shall
            -------------------
be cumulative and shall not preclude the assertion or exercise of any other rights or remedies available by law, in equity or otherwise.

      12.14 Entire Understanding.  This Agreement, together with the other
            --------------------
Transaction Documents, sets forth the entire agreement and understanding of the parties hereto with respect to the matters set forth herein and supersedes any and all prior agreements, arrangements and understandings among the parties.

      12.15 Consent to Jurisdiction and Service of Process.  ALL JUDICIAL
            ----------------------------------------------
PROCEEDINGS BROUGHT AGAINST ANY PERSON ARISING OUT OF OR RELATING

TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PARTY HERETO ACCEPTS FOR ITSELF, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Each party hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to any other party hereto, at its address provided in this Agreement, such service being hereby acknowledged by each party to be sufficient for personal jurisdiction in any action against such party in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law.

      12.16 Waiver of Jury Trial.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY
            --------------------
AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each shall continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with such legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.


PARTNERSHIP:        THREE EMBARCADERO CENTER WEST,
                    a California limited partnership

                    By:  THE PRUDENTIAL INSURANCE COMPANY
                         OF AMERICA, a New Jersey corporation,
                         its General Partner



                         By: /s/ Gary L. Frazier
                            ----------------------------------
                         Name: _______________________________
                         Title: ______________________________


BPECW LLC:          BP EC WEST LLC,
                    a Delaware limited liability company

                    By:  BOSTON PROPERTIES LIMITED PARTNERSHIP,
                         a Delaware limited partnership,
                         its sole Member

                         By:  BOSTON PROPERTIES, INC.,
                              a Delaware corporation,
                              its General Partner



                              By: /s/ Thomas J. O'Connor
                                 -----------------------------
                              Name: Thomas J. O'Connor
                              Title: Vice President

INVESTOR:           BOSTON PROPERTIES LIMITED PARTNERSHIP,
                    a Delaware limited partnership

                    By:  BOSTON PROPERTIES, INC.,
                         a Delaware corporation,
                         its General Partner


                         By: /s/ Thomas J. O'Connor
                            ------------------------------------
                              Name: Thomas J. O'Connor
                              Title: Vice President


PUBLIC COMPANY:     BOSTON PROPERTIES, INC.,
                    a Delaware corporation


                    By: /s/ William J. Wedge
                       ----------------------------------
                    Name: William J. Wedge
                    Title: Senior Vice President

PRUDENTIAL:         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey
                    corporation


                    By: /s/ Gary L. Frazier
                       -----------------------------------------
                    Name: ______________________________________
                    Title: _____________________________________

PIC:                PIC REALTY CORPORATION,
                    a Delaware corporation


                    By: /s/ Gary L. Frazier
                       -----------------------------------------
                    Name: ______________________________________
                    Title: _____________________________________

PRS:                PRUDENTIAL REALTY SECURITIES II, INC.,
                    a Delaware corporation

                    By: /s/ Duane H. Tucker, Jr.
                       -----------------------------------------
                    Name:  Duane H. Tucker, Jr.
                    Title:  President

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